SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                      Date of Report
                      (Date of earliest
                      event reported):        January 20, 1999


                          Interstate Energy Corporation
             (Exact name of registrant as specified in its charter)


   Wisconsin                       1-9894                        39-1380265
(State or other               (Commission File                 (IRS Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)


              222 West Washington Avenue, Madison, Wisconsin 53703 (Address of principal executive offices, including zip code)


                                 (608) 252-3311
                         (Registrant's telephone number)

Item 5.  Other Events.

         On January 20, 1999, the Board of Directors of Interstate Energy Corporation (the "Company") adopted a series of amendments to the Bylaws of the Company (the "Bylaws"). Among other things, the amendments to the Bylaws provide
(i) procedures for shareowners to call a special meeting; (ii) discretion to the Board of Directors in postponing shareowner meetings, including special meetings; (iii) procedures for adjourning a shareowner meeting with or without shareowner action; (iv) requirements for raising matters that can be considered at any annual meeting of shareowners; and (v) procedures for shareowners to nominate persons for election to the Board of Directors. These amendments are intended to protect shareowners from actions being taken at shareowner meetings without adequate deliberation and to assist the Company in dealing with such actions in an organized manner.

         The 1999 Annual Meeting of Shareowners of the Company has been scheduled for May 19, 1999. A shareowner who intends to present business at the 1999 Annual Meeting of Shareowners (including, nominating persons for election as directors) must comply with the requirements set forth in the Bylaws. Among other things, to bring business before an annual meeting, a shareowner must give written notice thereof, complying with the Bylaws, to the Corporate Secretary of the Company within a specified time period. Accordingly, if the Company does not receive notice of a shareowner proposal submitted otherwise than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, prior to March 10, 1999, then the notice will be considered untimely and the Company will not be required to present such proposal at the 1999 Annual Meeting of Shareowners. If the Board of Directors chooses to present such proposal at the 1999 Annual Meeting of Shareowners, then the persons named in proxies solicited by the Board of Directors for the 1999 Annual Meeting of Shareowners may exercise discretionary voting power with respect to such proposal.

         The amendments to the Bylaws and the Bylaws of the Company, effective as of January 20, 1999, are attached hereto as exhibits. The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 7.  Financial Statements and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits. The following exhibit is being filed herewith:


                  (99.1)   Amendment   to  the  Bylaws  of   Interstate   Energy
                           Corporation.

                  (99.2) Bylaws of Interstate Energy Corporation, effective as of January 20, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERSTATE ENERGY CORPORATION



Date:  January 20, 1999            By:  /s/ Edward M. Gleason
                                        ---------------------------------------
                                        Edward M. Gleason
                                        Vice President, Treasurer and Corporate
                                             Secretary

                          INTERSTATE ENERGY CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                             Dated January 20, 1999


Exhibit
Number

(99.1)   Amendment to the Bylaws of Interstate Energy Corporation.

(99.2)   Bylaws of Interstate  Energy  Corporation,  effective as of January 20,
         1999.


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